                                                          UNITED STATES

                                       SECURITIES AND EXCHANGE COMMISSION

                                                      Washington, D.C. 20549

                                                                FORM 8-K

                                                       CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 5, 2013

KORE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54977	0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1762 Sagun Dong

Seoul Korea, 133187

(Address of principal executive offices)

82-104042-7863

(Registrant's telephone number, including area code)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c)

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On December 5, 2013 the board of directors of the registrant executed a directors resolution, and shareholders resolution, having received the majority of shareholders votes, elected to increase the issued and outstanding common shares from 75,000,000 common shares to 150,000,000 common shares, and implement a 10-1 forward split of the common stock of the Company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
99.1	Directors Resolution
99.2	Shareholders Resolution

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant  has duly  caused  this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         KORE RESOURCES, INC.

                                         By: /s/ Young Ju Yi

                                             -------------------------------

                                             Young Ju Yi, President

                                          Date: December 16, 2013